                                                                   Exhibit 10.26

                                 SIXTH AMENDMENT
                                 ---------------
                                       TO
                                       --
                               FINANCING AGREEMENT
                               -------------------


                  This Sixth Amendment to Financing Agreement (the "Amendment") is made as of the 14th day of April, 1999 (the "Effective Date"), by and between SPECIALTY CHEMICAL RESOURCES, INC., a Delaware corporation ("Borrower") and FIRSTAR BANK, N.A. FKA STAR BANK, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                   WITNESSETH:

                  WHEREAS, Borrower and Bank have entered into that certain Financing Agreement, dated as of September 18, 1996, as amended by that First Amendment to Financing Agreement, dated as of May 22, 1997 , as amended by that Second Amendment to Financing Agreement, dated as of April 14, 1998, as amended by that Third Amendment to Financing Agreement, dated as of May 20, 1998, as amended by that Fourth Amendment to Financing Agreement, dated as of November 12, 1998, and as amended by that Fifth Amendment to Financing Agreement, dated as of February 12, 1999 (as so amended, the "Financing Agreement"), pursuant to which Bank has made certain financial accommodations available to Borrower;

                  WHEREAS, Borrower hereby acknowledges that it is in default of certain covenants under the Financing Agreement and has discussed with Bank Borrower's need for additional capitalization in the form of a cash investment, the purpose of which is to meet working capital requirements; and

                  WHEREAS, Borrower and Bank desire to amend the Financing Agreement to provide, among other things, for the permanent reduction of the principal amount of the Total Facility from Fourteen Million Dollars ($14,000,000) to Twelve Million Dollars ($12,000,000), for the reestablishment of certain financial covenants and for the above-described subordinated debt, and as otherwise hereinafter set forth;

                  NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Bank and Borrower do hereby agree as follows:

                           SECTION 1. DEFINED TERMS.
                           -------------------------

                  SECTION 1.1, DEFINED TERMS, of the Financing Agreement shall be amended by adding the new defined terms, or by modifying existing defined terms, as applicable, as follows:

         1.1. The definition of "REVOLVING LOAN AVAILABILITY" shall be deleted in its entirety and the following is substituted in place thereof:

              "REVOLVING LOAN AVAILABILITY" shall mean, as at any date, an amount equal to the difference of:

              (i) THE LESSER OF (a) the difference of Twelve Million Dollars ($12,000,000) LESS (W) the then aggregate outstanding principal amount of Term Loan A LESS (X) the then aggregate outstanding principal amount of Term Loan B LESS (Y) the then aggregate outstanding principal amount of the Acquisition Special Advance LESS (Z) the Reserve Amount then in effect, OR (b) an amount equal to the then Borrowing Base;

           LESS

              (ii) the then aggregate outstanding principal amount of all Revolving Loans.

         Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Financing Agreement.

          SECTION 2. AMENDMENT TO SECTION 2 OF THE FINANCING AGREEMENT.
          -------------------------------------------------------------

         2.1. SECTION 2.1, TOTAL FACILITY, shall be hereby amended by deleting the words and figure "Fourteen Million Dollars ($14,000,000)" wherever the same appears in said Section and inserting in its place the words and figure "Twelve Million Dollars ($12,000,000)".

               SECTION 3. MODIFICATIONS OF EXHIBITS AND SCHEDULES.
               ---------------------------------------------------

         The following Exhibit and Schedule to the Financing Agreement shall be added or amended, as applicable, as set forth in this SECTION 3 to the Amendment:.

         3.1. ADDENDUM TO EXHIBIT L. EXHIBIT L shall be amended by adding thereto ADDENDUM TO EXHIBIT L, FINANCIAL COVENANTS, attached hereto and incorporated by reference herein.

         SECTION 4. AMENDMENT TO SECTION 10 OF THE FINANCING AGREEMENT.
         --------------------------------------------------------------

         4.1. SECTION 10. COVENANTS, is hereby amended by:

         (a) adding a new section 10.45 as follows:

              10.45 ENGAGEMENT OF MANAGEMENT CONSULTANT. Borrower shall have entered into a written agreement, no later than June 30, 1999, with a management consultant acceptable to the Bank and to the Board of Directors of the Borrower, for the purpose of assisting the Borrower with a review of its operations and implementing a plan to improve the financial performance of the Borrower.

         (b) adding a new section 10.46 as follows:

              10.46 CASH CONTRIBUTION AND ESTABLISHMENT OF FUTURE FINANCIAL COVENANTS. (i) On or before June 30, 1999, Bank shall have received notice from Borrower that Borrower has received cash in the minimum amount of One Million Dollars ($1,000,000) representing either a cash equity contribution or the proceeds of unsecured indebtedness of Borrower (the "Cash Contribution"), which Cash Contribution shall be subordinate, upon terms and conditions satisfactory to Bank in its sole discretion, to the prior and indefeasible payment in full of all Obligations, (ii) on or before June 30, 1999, Borrower shall have received no less than One Million Dollars ($1,000,000) in accordance with the terms described in section 10.46(i) above, and (iii) upon receipt of no less than One Million Dollars ($1,000,000) on or before June 30, 1999, in accordance with the terms described in section 10.46(i) above, Bank, in its sole discretion, will establish Financial Covenants beyond June 30, 1999 consistent with the projections provided to Bank by Borrower in March of 1999.

         (c) adding a new section 10.47 as follows:

              10.47 AMENDMENT FEE. Borrower shall pay to Bank an Amendment Fee in the amount of Fifty Thousand Dollars ($50,000), payable in three (3) consecutive monthly installments as follows: (i) $16,666.67 to be due and payable on the date of the execution of the Sixth Amendment to Financing Agreement, (ii), $16,666.66 to be due and payable on May 1, 1999 and
       (iii) $16,666.66 to be due and payable on June 1, 1999.

              SECTION 5. SECTION 10 REPRESENTATIONS AND WARRANTIES.
              -----------------------------------------------------

         In order to induce Bank to enter into this Amendment and in addition to all of the representations, warranties and covenants made by Borrower under the Financing Agreement and Loan Documents, Borrower hereby represents, warrants and covenants that, as of the date hereof, any date upon which a Loan is made hereunder, and until the Obligations are fully paid, performed and satisfied, the representations, warranties and covenants set forth in the Financing Agreement and herein are and shall remain true. The Borrower further hereby represents and warrants to Bank as follows:

         5.1. THE AMENDMENT. This Amendment has been duly and validly executed by an authorized executive officer of Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

         5.2. FINANCING AGREEMENT. The Financing Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms. Borrower hereby ratifies and confirms the Financing Agreement as amended by this Amendment.

         5.3. NONWAIVER. Except as specifically set forth in this Amendment, the execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of Bank under the Financing Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the Financing Agreement or any other documentation executed in connection therewith. Further, except as specifically set forth in this Amendment, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Event of Default under the Financing Agreement as amended by this Amendment.

         5.4. REAFFIRMATION OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower hereby reaffirms and agrees to be bound by all representations, warranties and covenants made or entered into by it under the Financing Agreement and under any and all Loan Documents. Borrower hereby represents and warrants to Bank that no Default or Event of Default shall exist as of the date of this Amendment after giving effect to this Amendment and none shall be caused to exist as a result of the execution, delivery and performance by Borrower of this Amendment; provided, however, that the foregoing is subject to the exception that Borrower may currently be in default of certain financial covenants and that Borrower and Bank have agreed that, if any such default exists, this Amendment shall not operate as a waiver thereof by Bank.

         5.5. REFERENCE TO AND EFFECT ON THE FINANCING AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Financing Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Financing Agreement, as amended hereby, and each reference to the Financing Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Financing Agreement shall mean and be a reference to the Financing Agreement, as amended hereby.

       SECTION 6. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT.
       -------------------------------------------------------------------

         In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to each of the following conditions precedent:

         AMENDMENT TO FINANCING AGREEMENT. Bank shall have received an original counterpart of this Sixth Amendment to Financing Agreement executed and delivered by a duly authorized officer of Borrower.

         6.1. RESOLUTIONS. Bank shall have received certified resolutions of Borrower authorizing Borrower to execute, deliver and perform this Amendment.

         6.2. NO MATERIAL ADVERSE CHANGE. There shall have occurred no material and adverse change in the Borrower's assets, liabilities or financial condition since the date of the last Financials delivered by Borrower to Bank nor shall there have been any material damage to or loss of any of Borrower's assets or properties since such date.

         6.3. AMENDMENT FEE. Borrower shall pay to Bank the sum of $16,666.67 representing that portion of the Amendment Fee due on the date hereof, and Borrower shall reimburse Bank for all of the costs and expenses incurred by Bank in the negotiation and preparation of this Amendment, including, but not limited to, Attorney's Fees.

              SECTION 7. MODIFICATIONS OF EXHIBITS AND SCHEDULES.
              ---------------------------------------------------

         The following Exhibits and Schedules to the Financing Agreement shall be added or amended, as applicable, as set forth in this SECTION 7 to the
Amendment:

         7.1. ADDENDUM TO EXHIBIT L, FINANCIAL COVENANTS. ADDENDUM TO EXHIBIT L, FINANCIAL Covenants shall be amended by deleting the existing Addendum to Exhibit L in its entirety and replacing it with the ADDENDUM TO EXHIBIT L, FINANCIAL COVENANTS, attached hereto and incorporated by reference herein.

                            SECTION 8. MISCELLANEOUS.
                            -------------------------

         8.1. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of Ohio, without regard to principles of conflict of law.

         8.2. SEVERABILITY. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Financing Agreement shall not be affected thereby.

         8.3. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

         8.4. CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear for Borrower in any action upon or in connection with this Amendment or the Financing Agreement, as amended hereby, at any time after the Loans and/or other Obligations become due, as herein provided, in any court in or of the State of Ohio or elsewhere, and waives the issuance and service of process with respect thereto, and irrevocably authorizes and empowers any such attorney-at-law to confess judgment in favor of Bank against Borrower, the amount due thereon or hereon, plus interest as herein provided, and all costs of collection, and waives and releases all errors in said proceedings and judgments and all rights of appeal from the judgment rendered. The Borrower agrees and consents that the attorney confessing judgment on behalf of the Borrower may also be counsel to Bank or any of Bank's Affiliates, waives any conflict of interest which might otherwise arise, and consents to Bank paying such confessing attorney a reasonable legal fee or allowing such attorney's reasonable fees to be paid from the proceeds of Collateral, the Premises or any other security for the Loans and the other Obligations.

         IN WITNESS WHEREOF, Borrower has caused this Sixth Amendment to Financing Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

         Signed in Macedonia, Ohio, on April 14, 1999.
                   ---------           --------

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


Signed and acknowledged                     SPECIALTY CHEMICAL RESOURCES, INC.
in the presence of:

/s/ Marge Dvorsack
-------------------------
Name: /s/ Marge Dvorsack                    David F. Spink
     --------------------                   ----------------------------
/s/ Lewis J. Gamiere                        By:  David F. Spink
-------------------------                   Its: Chief Financial Officer
Name: Lewis J. Gamiere
     --------------------

STATE OF OHIO                               )
                                            )ss:
COUNTY OF _________________                 )

         The foregoing instrument was acknowledged before me this 14th day
                                                                  ----
April, 1999, by David F. Spink, Chief Financial Officer of Specialty Chemical
-----
Resources, Inc., a Delaware corporation, on behalf of the corporation.


                                                 Marilyn A. Howell
                                                 ------------------
                                                 Notary Public

                                                MARILYN A. HOWELL
Accepted at Cincinnati, Ohio                    NOTARY PUBLIC STATE OF OHIO
as of April 14, 1999.                           Recorded in Cuyahoga County
                                                My Comm. Expires 11-27-99
FIRSTAR BANK, N.A., fka
STAR BANK, NATIONAL ASSOCIATION


By:  Suzanne E. Geiger
Its: Vice President

                              ADDENDUM TO EXHIBIT L
                              ---------------------

                               Financial Covenants
                               -------------------

FINANCIAL COVENANTS.  Borrower agrees that it shall:

(A) CAPITAL EXPENDITURES. Not make capital expenditures (including, but not by way of limitation, expenditures for fixed assets or leases capitalized or required to be capitalized on Borrower's books by purchase, lease-purchase agreement, option or otherwise) in an aggregate amount exceeding (i) One Million Dollars ($1,000,000) for the fiscal year ending December 31, 1997, (ii) Nine Hundred Thousand Dollars ($900,000) for the fiscal year ending December 31, 1998, (iii) Twenty Three Thousand Dollars ($23,000) for the period from January 1, 1999 through March 31, 1999, and (iv) One Hundred Fifty Thousand Dollars ($150,000) for the period from January 1, 1999 through June 30, 1999.

(B) EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION (EBITDA). Not permit Borrower's Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") to be less than the following amounts for the following periods:

               EBITDA                         Periods
               ------                         -------

                            $740,000               04/01/98 to 06/30/98
                          $1,500,000               01/01/98 to 09/30/98
                            $767,000               01/01/98 to 12/31/98
                            $460,000               01/01/99 to 03/31/99
                          $1,113,000               01/01/99 to 06/30/99

(C) FIXED CHARGE COVERAGE RATIO. Not permit Borrower's ratio of EBITDA to its Fixed Charges ("Fixed Charge Coverage Ratio") (excluding (i) any amounts previously relent by Bank to Borrower under SECTION 2.5 hereof and (ii) the Capitalization Cash actually received by Borrower) to be less than the following:

                        Fixed Charge Coverage Ratio    Period
                        ---------------------------    ------

                        1.00 to 1.00                        04/01/98 to 06/30/98
                        1.00 to 1.00                        01/01/98 to 09/30/98
                        0.36 to 1.00                        01/01/98 to 12/31/98
                        0.72 to 1.00                        01/01/99 to 03/31/99
                        0.80 to 1.00                        01/01/99 to 06/30/99

(D) TANGIBLE NET WORTH. Not permit Borrower's tangible net worth to be less than the following amounts at any time by and after the following periods:

                           Tangible Net Worth                  Date
                           ------------------                  ----

                                           $8,000,000               06/30/98
                                           $8,650,000               09/30/98
                                           $7,250,000               12/31/98
                                           $7,250,000               03/31/99
                                           $7,300,000               06/30/99

(E) RATIO OF TOTAL LIABILITIES TO TANGIBLE NET WORTH. Not permit Borrower's ratio of Total Liabilities to Tangible Net Worth to exceed the following ratios on or after the following dates:

                        Ratio Of Total Liabilities To
                        -----------------------------
                        Tangible Net Worth                             Date
                        ------------------                             ----

                        2.69 to 1.00                                  06/30/98
                        2.32 to 1.00                                  09/30/98
                        2.28 to 1.00                                  12/31/98
                        2.50 to 1.00                                  03/31/99
                        2.50 to 1.00                                  06/30/99

                     II. Definitions to Financial Covenants
                     --------------------------------------


(A) The term "EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION" or "EBITDA" for purposes of this EXHIBIT L shall mean Borrower's earnings from operations before income taxes, and interest or expense, PLUS depreciation, PLUS amortization of all non-cash charges, all as determined in accordance with generally accepted accounting principles on a FIFO basis, and shall not include any gains from the sale of assets outside the normal course of business or any other gains from extraordinary accounting adjustments or non-recurring items.

(B) The term "FIXED CHARGE" for purposes of this EXHIBIT L shall mean Borrower's cash interest expense, scheduled principal payments on debt (including, but not limited to, the amount of principal payments on (i) Term Loan A actually deferred for the months of May, June and July 1998 and (ii) Term Loan B actually deferred for the months of May, June and July 1998), dividends, capitalized lease payments, capital expenditures, prepayments or redemption of principal on subordinated debt, preferred stock or common stock, tax, cash taxes paid.

(C) The term "TANGIBLE NET WORTH" for purposes of this EXHIBIT L, shall mean the total of Borrower's book net worth, as determined in accordance with generally accepted accounting principles, consistently applied, PLUS any debt subordinate to Borrower's debt to Bank, PLUS any preferred stock LESS any assets considered intangible.

(D) The term "TOTAL LIABILITIES" for purposes of this EXHIBIT L, shall include any contingent liabilities and shall have the meaning and be determined in accordance with generally accepted accounting principles consistently applied in accordance with past practice. The portion of any debt subordinate to Borrower's debt to Bank shall be excluded from Total Liabilities.

(E)      The term "EXCESS CASH FLOW" shall mean EBITDA LESS Fixed Charge.

Upon receipt of fiscal 1999 and 2000 projections as required at SECTION 8.6 hereof, Financial Covenants set forth herein will be established, upon terms satisfactory to Bank, and upon receipt of no less than One Million Dollars ($1,000,000) on or before June 30, 1999, in accordance with the terms described in section 10.46(i) above, Bank, in its sole discretion, will establish Financial Covenants beyond June 30, 1999 consistent with the projections provided to Bank by Borrower in March of 1999.

III.  Interest Rate Reduction Tests
-----------------------------------

                                                                                           Applicable Interest Rate
1)       Fixed Charge Coverage for previous four fiscal quarter period
2)       Total Liabilities/Tangible Net Worth
3)       Tangible Net Worth

1)       1.30 - 1.59
           and                                                                             P + 1.00%
2)       1.86 - 2.00
           and
3)       $8,000,000 - $8,499,000

1)       1.60 - 1.79
           and                                                                             P + 0.50%
2)       1.71 - 1.85
           and
3)       $8,500,000 - $8,999,000

1)       1.80 and greater
           and                                                                             P + 0.00%
2)       Less than 1.70
           and
3)       $9,000,000 and greater

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